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                                                                   Exhibit 10.22


                                      LEASE


     THIS LEASE is entered into as of May 9, 2000, by and between 7800 Congress, L.C., a Florida Limited Liability Company ("Landlord"), whose address is 6530 West Rogers Circle, Suite 31, Boca Raton, Florida 33487 and Unisphere Solutions, Inc., a Delaware corporation, ("Tenant") whose address is 1 Executive Drive, Chelmsford, MA 01824.

     NOW, THEREFORE, in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, Landlord and Tenant hereby covenant and agree as follows:

                                   WITNESSETH:

                                    PREMISES

     SECTION 1. For the rent and upon the agreements contained in this Lease, including the addendum (the "Addendum") hereto of even date herewith (collectively, the "Lease"), Landlord leases to Tenant and Tenant rents from Landlord certain space as identified and consisting of the number of rentable square feet set forth in the Addendum (the "Premises"), which is more specifically identified on EXHIBIT A attached hereto and incorporated herein by this reference. The Premises are located in a facility (the "Building") to be known as 7800 Congress Centre, which building will be located at 7800 Congress Avenue, Boca Raton, Florida. The Building is located on a portion of the PARK (the "Building Site"), the legal description of which is attached hereto and incorporated herein by reference as EXHIBIT B.

                                 WORK AGREEMENT

     SECTION 2. Landlord and Tenant agree that improvements (the "Tenant Work") are to be made to the Premises, in accordance with Schedule 3, attached hereto and made a part hereof. Title to the Tenant Work shall vest in the Landlord immediately upon installation on the Premises.

                               TERM AND POSSESSION

     SECTION 3. (a) The "Commencement Date" shall be that date when the following have occurred:

     1. Landlord has completed all of the Building and Tenant Improvement Work as required by and in compliance with the terms and provisions of the Tenant Work Letter which is annexed hereto as Schedule 3;

     2. Landlord has secured a Certificate of Occupancy for the Building (if a separate certificate for the Building can or will be issued by applicable municipal officials) and a Certificate of Occupancy for the Premises issued by the City of Boca Raton; and

     (b) Landlord acknowledges that Tenant desires to occupy the premises by July 21, 2000 ("Anticipated Commencement Date"). Landlord shall use best efforts, subject to the terms and conditions contained herein, to have the Premises completed in accordance with Tenant's Plans and ready for occupancy by the Anticipated Commencement Date. Notwithstanding the foregoing, the obligation of Landlord to


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deliver the Premises on the Anticipated Commencement Date is subject to the following (i) Tenant reviewing, approving, executing and delivering the final plans to Landlord prior to May 8, 2000; and (ii) delays described in paragraph 2(c) below.

     (c) Should the completion of Tenant Improvements be actually delayed due to (hereinafter referred to as "Tenant Delays")(i) any act or omission of Tenant or any of its employees, agents or contractors; or (ii) any delays due to changes in or additions to the Tenant Improvements requested by Tenant after submission of Tenants plans, or (iii) any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorizations or approvals with regard to change orders, authorizations and approvals; or (iv) any additional time needed for the completion of the Tenant Improvements by the inclusion by Tenant in the Tenant Improvements of any long lead time items which are not part of the building standard materials (provided that the Landlord notifies the Tenant prior to the final selection of such items by Tenant that such items will be considered a so-called long lead time item). Should delays be caused by Tenant's failure to review, approve, execute and deliver final plans to Landlord prior to May 8, 2000 or any of the events set forth in this Section, including those items enumerated in (c)(i)-(iv) above, then the Commencement Date shall be deemed to have occurred on the date when they would have been ready but for such delay(s), and the Termination Date referred to in paragraph 2(d) of this Section, shall be adjusted accordingly by the number of days delayed due to Tenant Delays.

     (d) In the event the Landlord has not delivered the Building and the Premises to the Tenant as required by the terms and provisions of this Lease by September 4, 2000, (specifically including force majeure delays) and provided that such delay is not caused by a Tenant Delay or Tenant's failure to deliver to Landlord fully executed signed off plans prior to May 8, 2000, the Tenant shall be entitled to an abatement of Base Rent of one day for each day beyond September 4, 2000 and each day thereafter that the Landlord does not deliver the Building and the Premises to the Tenant in compliance with the terms of this Lease. The abatement of Base Rent shall be applied to the next payment(s) of Base Rent due from Tenant to Landlord. In the event that the Landlord has not delivered the Building and the Premises as required by the terms of this Lease to the Tenant by October 5, 2000 (specifically including force majeure delays) and provided that such delay is not caused by a Tenant Delay or Tenant's failure to deliver to Landlord fully executed signed off plans prior to May 8, 2000, the Tenant shall have the right to terminate this Lease by notice ("Notice of Termination") given to the Landlord at any time on or after October 5, 2000 but prior to delivery of the Building and the Premises in accordance with the terms of this Lease to Tenant. In the event Tenant provides Landlord a Notice of Termination, the Landlord shall have fourteen (14) days from the date of such Notice of Termination to deliver the Building and Premises to Tenant in accordance with the terms hereof. In such event of delivery within said fourteen
(14) day period, this Lease shall remain in full force and effect in accordance with the terms hereof. Should Tenant elect to terminate the Lease, within fifteen (15) days after termination, Landlord shall reimburse Tenant Thirty-Five Thousand Dollars ($35,000.00) and the parties shall be released from any further obligations under this Lease. If Tenant takes possession, Tenant's option to terminate is waived and this Lease shall be in full force and effect.

     (e) The term (the "Term") of this Lease shall be for a period of five (5) years commencing when the Premises is ready for occupancy. Said term shall end and expire (the "Expiration Date") on the last day of the fifth year following the Commencement Date, unless sooner terminated or extended as may be hereinafter provided. The Landlord and the Tenant shall within ten business days after the occurrence of the Commencement Date execute a Term Certificate substantially in the form annexed hereto as Exhibit F confirming the Commencement Date and the Expiration Date of the Term.


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                            BASE RENT, PREPAID RENT,
                             GENERAL RENT PROVISIONS

     SECTION 4.

     (a) During the Term, as "Base Rent," Tenant shall pay to Landlord without demand and without any deduction or setoff, except as otherwise specifically set forth herein, the respective sums for the Premises and for each year as set forth in the Addendum, subject to five percent (5%) annual increases, plus all applicable sales and use taxes thereon, in equal (except for the first payment, if prorated) monthly installments in advance, beginning on the respective Base Rent Commencement Dates set forth in the Addendum and, thereafter, on the first day of each and every month during the Term. Base Rent, Additional Rent and all other amounts due from Tenant hereunder shall be payable to 7800 Congress, L.C. and shall be sent to Leder Realty & Management, Inc. at 6530 West Rogers Circle, Suite #31, Boca Raton, Florida 33487, unless Landlord shall otherwise notify Tenant in writing. Base Rent and Additional Rent for a partial month shall be due and payable on a pro rata daily basis on the first day that said rent accrues in said month.

     (b) All installments of Base Rent or Additional Rent (as defined hereinafter) not paid within five (5) days after notice shall bear interest at the rate of eighteen percent (18%) per annum from the due date (i.e., the first day of the month) until paid; provided, however, that in no event shall such rate exceed the maximum rate allowable by law. Without limiting the rights of Landlord under this paragraph and paragraph 19, for each payment required hereunder that is not received on or before the fifth (5th) day after notice, Tenant shall immediately pay, a service charge equal five percent (5%) of the amount overdue. This paragraph, however, shall not be construed to extend the date for any payment required hereunder, and notwithstanding the imposition of such service charge, Landlord shall retain all of its rights under paragraph 19 if any payment required to be made by Tenant is not made by Tenant when due, and neither the demand for, nor collection by Landlord of such service charge shall be construed as a cure of such failure of Tenant.

     (c) Upon execution of this Lease, Tenant shall deposit with Landlord (i) a security deposit (the "Security Deposit") in the amount set forth in the Addendum, to be held by Landlord during the Term pursuant to the provisions of
Section 27 hereof; and (ii) prepaid rent (the "Prepaid Rent") in the amount set forth in the Addendum, which Prepaid Rent shall be applied in payment of the Base Rent or Additional Rent or both, and for the month(s), all as indicated in the Addendum.


                                 ADDITIONAL RENT

     SECTION 5.

     (a) Tenant agrees to pay to Landlord, as additional rent ("Additional Rent") for the Premises, beginning on the respective date specified in the Addendum (the "Additional Rent Commencement Date") and monthly thereafter throughout the Term, one twelfth of Tenant's proportionate share (defined in Section 5(e) herein and referred to as "Tenant's Proportionate Share") of the annual operating expenses (which items are defined in this Section 5(a) and referred to as "Operating Expenses"), or such stipulated amount therefor, if any, as may be provided for in the Addendum, plus all applicable sales and use taxes thereon. Said Operating Expenses shall be necessary for the operation of the Building and shall be determined in accordance with generally accepted accounting principles. If such a stipulated amount is not so established, an estimate of the monthly charge for Tenant's Proportionate Share of the Operating Expenses for the first calendar year of the Term, or the portion thereof remaining after the Commencement Date, shall be delivered to Tenant within ten
(10) days of the execution of this Lease by both parties hereto. The Operating Expenses shall include the following:


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     (i)  The cost of operating and maintaining the Building Common Areas (as described in Section 8) and the Building Site Common Areas (as described in
Section 8) (the costs of which are hereinafter collectively referred to as the "Common Area Cost"), including, without limitation, the cost of the following: lighting, utilities, cleaning, line painting, maintenance, repairs, decorations, insurance (including, without limitation, public liability and casualty insurance), and replacements of paving, curbs, walkways, landscaping, drainage facilities, public facilities, and lighting facilities, as may be necessary from time to time. The Common Area Cost shall include depreciation of equipment acquired for use in Common Area maintenance, but shall not include the original cost thereof;

     (ii) Any real estate taxes and assessments (A) which shall or may become a lien upon, become due and payable, or be assessed, imposed, or levied by lawful taxing authorities against the Building, the Building Site and any other improvements on the Building Site; (B) which arise in connection with the use, occupancy, or possession of the Building Site or any part thereof; (C) which become due and payable out of or for the Building Site, or any part thereof; or
(D) which are imposed, assessed, or levied in lieu of, in substitution for, or in addition to any or all of the foregoing (collectively referred to hereinafter as the "Tax Cost"). The Tax Cost shall not include any charge (such as a water meter charge) which is measured by actual user consumption. A real estate tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of any real estate taxes, assessments, or installment thereof;

As soon as practicable after payment of said taxes by Landlord, Landlord shall submit to Tenant copies of the complete tax bills for the calendar year, and each year during the term of this Lease, Landlord shall send to the Tenant copies of paid tax bills together with a bill showing Tenant's Proportionate Share of taxes. The amount of taxes to be included each year for purposes of this paragraph shall be the amount of the tax bills less any allowable discount for prompt payment and in no case shall include any penalties or charges for late payment. Tenant shall be credited within sixty (60) days of any amounts received for abatement of any taxes paid during periods of Tenant's occupancy. To the extent any abatement or refund is due to Tenant, and the Lease has expired, Landlord shall refund Tenant, within sixty (60) days of any amounts received for abatement of any taxes paid during the periods of Tenant's occupancy.

     (iii) All premiums for public liability, fire and extended coverage or all risk, business interruption, and/or any other insurance coverage which may reasonably be carried by Landlord insuring the Premises, the Building, the Building Site or any improvements thereon ("Insurance Cost"); and

     (iv) An amount equal to a monthly charge-off of any capital expenditure made by Landlord for an improvement to the Building or the Building Site designed to increase the operating efficiency of the Building and actually reduces the operating costs of the Building. This monthly charge-off shall be determined by dividing the original cost of the capital expenditure plus an interest factor spread out over the useful life of the improvement (said interest being the interest rate of Prime).

     (v) All costs and expenses incurred by Landlord in operating, maintaining, and managing the Building, in addition to the Common Area Cost ("Building Services Cost"), including, without limitation, the following: ordinary and normal maintenance and repairs, employee wages (including social security and other normal and customary benefits), payroll taxes, workers' compensation insurance, pension benefits, management fees, the cost of water, sewage or any other utilities provided to the Building (except for electricity, gas, and air conditioning), to the extent not separately metered, garbage collection and rubbish removal, and other costs and expenses necessarily, reasonably, and customarily incurred by Landlord in the proper operation, maintenance, and management of the Building and the Building Site.

     (vi) Those special assessments under the Declaration to the extent imposed by laws enacted after the date hereof allocable to the Building Site, as described in Section 7 hereof. Landlord hereby certifies to the best of his knowledge that there are no outstanding Association Expenses as of the date hereof.


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     (vii) All electricity, gas, air conditioning service costs and refuse collection ("Utility Cost") provided to the Premises by Landlord pursuant to Sections 12(c), (g) and (h).

     (viii) The Landlord, at its sole discretion, may provide a security service system which may include security guards, electronic devices or a security guard gate and gate-house. In the event that the Landlord elects to obtain such a security service system, then the Tenant shall pay Tenant's Proportionate Share of the security service system expenses ("Security Expenses") monthly as Additional Rent. The Landlord shall not be responsible for the performance of the independent obligations of security guards (who shall be independent contractors), and the Tenant hereby releases the Landlord from any claims of any nature whatsoever arising out of or in connection with any contracts for security guard services. The Tenant further acknowledges that should said security guard services be provided on a negligent basis, that Tenant's sole and exclusive remedy shall be to seek recovery against the security service company.

     (b) Prior to the beginning of each calendar year, Landlord shall estimate the monthly charge (i.e., one twelfth of the estimated annual amount) for Tenant's Proportionate Share of the Operating Expenses for the upcoming calendar year and give Tenant written notice of such estimate within 30 days prior to the first day of said calendar year. Tenant shall pay one-twelfth (1/12) of such amount, or such preestablished monthly amount on account thereof as may be provided for in the Addendum, as Additional Rent, on the first day of each month, throughout such calendar year. Within 90 days after the end of each calendar year, the compilation of all of such year's bills and the resolution of any contested bills, including taxes and assessments, Landlord shall furnish Tenant a statement, including copies of all tax bills for the prior period, of the actual Operating Expenses for such calendar year (the "Reconciliation Operating Expense Statement"). Tenant shall pay any deficiency upon thirty (30) days receipt of Landlord's notice thereof. Any surplus paid by Tenant during the preceding calendar year shall be applied against the next monthly installments of Additional Rent due from Tenant or refunded to Tenant within sixty (60) days if Term has expired.

     (c) During any part of the Term which shall be less than a full calendar year, Landlord's estimated Operating Expenses shall be prorated on a daily basis so that Tenant shall pay Tenant's Proportionate Share (or such other amount as set forth in Section 5(f) below) of such expenses attributable to the portion of the calendar year occurring within the Term. Any deficiency or surplus in the amount so collected from Tenant for Operating Expenses which occurs in the last year of the Term shall be determined by Landlord, and notice of such determination given to Tenant within one hundred and twenty (120) days after the end of the calendar year in which such deficiency or surplus occurs. In the event a surplus is determined to exist, Landlord shall deliver payment thereof to Tenant with said notice. In the event a deficiency is determined to exist, Tenant shall deliver payment thereof to Landlord within thirty (30) days of receipt of said notice.

     (d) Any and all sums of money or charges required to be paid by Tenant under this Lease and not constituting Base Rent, whether or not the same are so designated, shall be considered Additional Rent and shall be due and payable no later than the due date of the next installment of Base Rent. Nothing herein shall limit any other remedy Landlord may have.

     (e) If the building is One Hundred percent (100%) leased or less, Landlord and Tenant hereby stipulate that Tenant's Proportionate Share of the Building is deemed to be the respective percentage set forth in the Addendum, which percentage equals the ratio of the rentable square footage of the Premises to One Hundred percent (100%) of the total rentable square footage of the Building, as determined by Landlord. Rentable square footage of the Building is 40,763 square feet.

     (f) Notwithstanding anything contained herein to the contrary, it is agreed that in the event the Building is not fully occupied during any year of the Lease Term, the Operating Expenses shall be allocated for Tenant's Premises according to the ratio of Tenant's rentable square feet to One Hundred (100%) of the total rentable square footage of the Building.


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     (g)  A description of items included, but not limited to, as Operating
Expenses is attached hereto as Schedule 2. A description of items excluded, but not limited to, as Operating Expenses is attached hereto as Schedule 2-A.

     (h) Within ninety (90) days of receipt of Landlord's Reconciliation Operating Expense Statement, Tenant may audit Landlord's Expenses in order to verify the accuracy of CAM charges provided that:

          (i) Such audit will be conducted only during regular business hours at the office where Landlord maintains Operating Expense records and only after tenant gives Landlord fourteen (14) days' advanced written notice.

          (ii) Tenant shall deliver to Landlord a copy of the results of such audit within thirty (30) days of its receipt by Tenant from Tenant's Auditor.

          (iii) No audit shall be conducted at any time that Tenant is in default after expiration of all applicable notice and cure periods of any of the terms of the Lease.

          (iv) No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. This provision shall not apply to Permitted Transferees (as hereinafter defined).

All of the information obtained through the Tenant's audit with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to the Landlord and/or the Lease Space as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by the Tenant and its officers, agents and employees except in connection with any litigation. In the event Landlord and Tenant agree to an error of accounting, Landlord agrees to reimburse Tenant the amount of Tenant's overpayment and if Landlord fails to reimburse Tenant within sixty (60) days thereafter, Tenant shall be entitled to a credit against any rent due hereunder. Should Tenant fail to commence an audit within ninety (90) days from receipt of Landlord's estimate, Tenant's right to Audit shall be deemed waived.

                             COST OF LIVING INCREASE

     SECTION 6.

     INTENTIONALLY OMITTED

                   RESTRICTIVE COVENANTS AND PARK ASSOCIATION

     SECTION 7.

     The Tenant acknowledges that the Premises are subject to that certain Amended and Restated Declaration of Covenants, Restrictions and Easements for Boca Commerce Center (the "Declaration") as amended and recorded at the Palm Beach County, Florida Office of the Recorder, in Official Records Volume 9614, Page 862, on February 27, 1997, a copy of which has been provided to the Tenant. Under the Declaration, a not-for-profit corporation known as "Boca Commerce Center Association, Inc." (the "Association") has been formed to enforce the Declaration and to operate and maintain the common areas of the Park referred to in the Declaration. Landlord grants to Tenant and Tenant's employees, agents, customers and invitees, the right to use the Park, during the Term, in connection with other tenants in the


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Building and the other members of the Association, to the extent Landlord is permitted to use the Park by virtue of its interest in the Association as an owner of a portion of the Park. The Association shall impose certain maintenance or other assessments ("Association Expenses") on the Landlord as owner of the Building Site, which Tenant acknowledges are items of Operating Expenses as described in Section 5 hereof. Tenant shall abide by all the restrictions and rules described in the Declaration.


                    COMMON AREAS - BUILDING AND BUILDING SITE

     SECTION 8. (a) Landlord hereby grants to Tenant and Tenant's employees, agents, customers and invitees, the right to use, during the Term, along with other tenants in the Building, the common areas of the Building ("Building Common Areas") consisting of corridors, elevators, foyers and shafts, restrooms, mechanical rooms and systems, janitorial closets, vending areas, building stairs and other similar facilities provided for the common use of tenants generally and/or the public.

     (b) Landlord hereby grants to Tenant and Tenant's employees, agents, customers and invitees, the right to use, during the Term, along with other tenants in the Building or any other tenants on the Building Site, the common areas on the Building Site ("Building Site Common Areas") consisting of the parking areas (subject to the provisions of Section 8(c) hereof), access roads and facilities which may be furnished by the Landlord and which are located adjacent to the Building, employee parking areas, the truck ways, driveways, loading docks and areas, sidewalks, ramps, landscaped and planting areas, and any other areas and improvements which may be provided from time to time by Landlord for the general use in common of the Building tenants and their officers, agents, employees, and customers, and all lighting facilities incident thereto, as such areas and facilities may be changed from time to time by Landlord. Landlord reserves the right to change or modify the design or layout of the parking areas. Notwithstanding the foregoing, Landlord shall not decrease the number of parking spaces or interfere with Tenant's continuous use of the parking spaces throughout the term of this Lease or change the location of the shared parking spaces. The location of the parking area is shown on EXHIBIT C attached hereto and incorporated herein.

     (c) Landlord shall provide for the use of Tenant's officers, employees and clients, free of charge, such parking facilities to be located within the Building Site as are expressly provided for in the Addendum. It is understood and agreed that under no circumstances shall Tenant's officers, employees and clients use more than the above indicated number of parking spaces on a regular basis without the prior written consent of Landlord, which consent may be withheld at Landlord's sole and absolute discretion.

     (d) Landlord shall keep in good repair and maintain or, replace if necessary, the Common Areas including the parking lots, walkways, driveways, landscaping and exterior lighting, and structures of the Building including the floors, sub floors, slabs, glass, ceilings, common or party walls, as well as the roof and exterior of the building, the plumbing, heating, lighting, and other building standard electrical equipment, ventilating equipment, air conditioning equipment and the elevators or escalators in the same good condition as maintained in other similar office buildings in the area.

                                       USE

     SECTION 9.

     (a) The Premises may be occupied and used only for the general office purposes of Tenant's business, substantially as existing or as contemplated by the parties hereto as of the date hereof and for a testing lab for network equipment, and for such other uses, if any, as may be expressly provided for in the Addendum, and for no other purpose.


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     (b)  Tenant shall use and occupy the Premises in accordance with all governmental laws, ordinances, rules, and regulations. Tenant shall not use, or allow the Premises to be used, for any purpose other than as specified herein and shall not use, or permit the Premises to be used, for any unlawful, disreputable, or immoral purpose, including but not limited, to Tenant running an escort service within all or any part of the premises. Tenant shall pay for any and all costs incurred to insure that Tenant's activities comply with all applicable laws, ordinances, rules and regulations. To the best of Landlord's knowledge, the Building is properly zoned for general offices use and for a testing lab for network equipment, and as of the date of the execution of this Lease, Landlord has not received any notices from any governmental agencies alleging violations of the zoning laws.

                              RULES AND REGULATIONS

     SECTION 10. Tenant's occupancy shall be subject to, and Tenant shall abide by, the rules and regulations of general application ("Building Rules") governing the conduct of tenants in the Building, the use of the Building Common Areas and the Building Site Common Areas, all as set forth in Exhibit D. Landlord will use its best efforts to uniformly apply to all Tenants the rules and regulations and such rules and regulations shall be non discriminatory.

                          ALTERATION AND INSTALLATIONS

     SECTION 11. (a) Tenant shall not make alterations, changes, and improvements to the Premises or the Building, including any roof or exterior wall penetration, or any other structural alterations, changes, or improvements, without the prior written approval of Landlord, which approval may not be unreasonably withheld. Landlord may impose any conditions or requirements upon the making of such alterations, changes and improvements, including requiring Tenant to furnish evidence satisfactory to Landlord that such alterations will comply with all applicable codes and regulations. Further, Tenant shall repair any damage done to the Premises, Building Site or other areas in connection with such alterations. Any such alterations, changes and improvements shall become and be the property of Landlord upon commencement or installation thereof unless the parties agree otherwise.


     (b) When prior consent not needed. Notwithstanding Section 11(a) above, with respect to carpeting and painting and other Tenant alterations, changes and improvements which (a) are nonstructural in nature (i.e., do not involve material changes to the structural elements of the Building); and (b) do not involve changes to the Building's systems, including, without limitation, the electrical, plumbing, and HVAC system [(a) and (b) are hereinafter collectively referred to as "Nonstructural Changes"]; Tenant need not obtain Owner's prior written consent, but must notify Owner in writing within 10 days prior to the commencement of such Nonstructural Changes as described in this paragraph.

                      SERVICES TO BE FURNISHED BY LANDLORD

     SECTION 12. Landlord agrees to furnish to Tenant the following services:

     (a) Water for sanitary and drinking purposes only at those points of supply provided for general use of other tenants in the Building. If Tenant requires, uses or consumes water for any purpose in addition to sanitary and drinking purposes, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. In such event, Tenant shall pay Landlord for the cost of the meter, the cost of the installation thereof and the cost of the water consumption throughout the duration of Tenant's occupancy. Landlord shall maintain the meter and related equipment in good working order and repair at Tenant's own expense. If Tenant defaults in this obligation, Landlord may replace or repair the meter and


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


collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when the bills are rendered. Any amounts due hereunder from Tenant shall be deemed Additional Rent. If permitted by law, Landlord agrees at all times during the term of the Lease to use its best efforts to competitively bid all contracts to provide utility services to the Building.


     (b) Limited access to the Building, i.e. locked to the public, during other than Normal Business Hours (as defined in the Building Rules) shall be provided in such form as Landlord deems appropriate. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees other than due to willful negligence by Landlord for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises or in the Building, and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. The Tenant acknowledges that Landlord is not providing security services for the Premises, the Building or the Building Site. Security provided by Landlord is limited to the following: (a) the perimeter access to 7800 Congress Centre will be monitored via a coded access security system; and (b) the building will be locked with dual mag locks Monday through Friday from 7:00 PM to 7:00 AM. Tenant, its employees, agents and invitees shall have access to the Premises via a security code twenty-four (24) hours a day, seven (7) days a week.

     (c) Central heat and air conditioning during Normal Business Hours at such temperatures and in such amounts as are considered by Landlord to be Building Standard (as defined in the Building Rules) or as required by governmental authority. Heating and air conditioning service shall be provided at other times (as established by the Building Rules) only upon the written request of Tenant delivered to Landlord in accordance with the Building Rules. Tenant shall bear the actual cost of such additional service plus a monthly twenty-five Dollar ($25.00) administration fee including all electricity demand charges, use charge and all applicable taxes thereto. Attached as Exhibit G are HVAC specifications.

     (d) Standard routine maintenance and electric lighting service for all Building Common Areas, as determined by Landlord to be necessary.

     (e) Cleaning and janitorial service, Monday through Fridays, exclusive of normal Business Holidays (Attached as EXHIBIT E are janitorial specifications); provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as Additional Rent upon presentation of a statement therefor by Landlord. Tenant shall also pay to Landlord as Additional Rent the additional cost of removal from the Building of any of Tenant's refuse and rubbish which exceeds the refuse and rubbish usually consistent with the use of the Premises as offices as reasonably determined by Landlord. Landlord shall deliver to Tenant statements for the same which shall be due and payable upon thirty days from receipt of Landlord delivery of said statements. Business Holidays shall include New Years Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas.

     (f) Passenger elevator service during Normal Business Hours. Elevator service at other times shall be at Landlord's option and when so provided shall never be deemed a continuing obligation of Landlord. Notwithstanding the foregoing, at least one passenger elevator shall be available twenty-four hours a day.

     (g) Electrical current for standard building lighting fixtures and for normal incidental uses. The electric current for standard building lighting fixtures is 277 volts and for incidental uses (equipment normal to office usage) is 120 volts. The Tenant-connected electrical load shall not exceed 3.5 watts per square foot of the Premises for the 277 volt service or 5.0 watts per square foot of the Premises for the 120 volt service. If Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, Landlord reserves the right to require Tenant to procure electricity for the excess requirements at Tenant's expense by arranging with the public utility providing electricity to the Building for separate metering of electricity to the Premises.

     (h)  Refuse removal consistent with normal office usage.

     (i) Placement and replacement of all necessary light bulbs, tubes and ballasts required to maintain a light level throughout Premises adequate for Tenant's business operations.

     (j) Such repainting as is necessary to maintain the Building in first-class condition.


     The failure by Landlord to any extent to furnish, or the interruption, cessation or termination of services in whole or in part, or any curtailment in the use of the Premises resulting from any of the matters and due to labor disturbances, governmental restrictions or shortages, or other causes beyond Landlord's reasonable control (specifically excluding negligence) shall not render Landlord liable in any respect nor be construed as an eviction (constructive or otherwise) of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement of this Lease. If any of the equipment or machinery used to provide the foregoing services does not function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of any resulting interruption in service. Notwithstanding the foregoing, if any essential services such as HVAC, water or electricity supplied by Landlord are interrupted for a period of four
(4) consecutive business days and the interruption renders the Premises unhabitable and Tenant is unable to operate its business, Tenant shall be entitled to an abatement of Base Rent and Additional Rent which shall begin on the 4th business day of the interruption. The abatement shall end when the services are restored. The foregoing rent abatement shall not apply to any interruption of service caused by negligence or willful misconduct of Tenant, its employees, invitees, or agents.


                          WAIVER OF LIABILITY BY TENANT

     SECTION 13.

     Neither Landlord nor any of its agents, officers, principals or employees shall be liable for, and Tenant waives all claims against such parties, or any of them, for damage to person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in, or upon the Premises, unless due to the intentional nonperformance, negligence, gross negligence or willful misconduct of Landlord or the respective agent(s), employee(s), officer(s) or principal(s).

                          INDEMNIFICATION AND INSURANCE

     SECTION 14. (a) Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss, damage, or injury to persons or property occurring in, on, or about, arising out of the Premises, occasioned wholly or in part by any negligent or wrongful act or omission of Tenant, Tenant's agents, contractors, customers, or employees. The foregoing shall not apply to any loss, claim, damage, liability or expenses arising out of or resulting from any willful negligence of Landlord or its agents, contractors, subcontractors or employees.

     (b) Tenant shall, directly or indirectly, at all times during the Term and during any other period that Tenant actually occupies any portion of the Premises, at its own expense, keep in full force and effect public liability insurance and property insurance, with reputable insurers accepted in the industry, providing for coverage no less than $500,000 per person, $1,000,000 per occurrence for public liability (including bodily injury or death) and $200,000 per occurrence for property damage. In each case, such liability policies shall name Landlord and Landlord's Mortgagee (of whom Tenant has notice) as additional insureds on Tenant's liability policies. Tenant shall deliver to Landlord prior to the Commencement Date, a certificate of insurance evidencing each type of coverage required herein. The policies shall provide that the insurer cannot cancel the policy without at least twenty (20) days' prior written notice to Landlord.

     (c) Tenant shall not carry on any activity in or about the Premises which will in any way cause an increase in the insurance rates on the Premises and/or the Building. Tenant shall pay as Additional Rent upon demand any increases in such insurance rates resulting from Tenant's particular use of the Premises to the extent not applicable to the Building as a whole.

     (d) Landlord shall maintain a policy of general comprehensive liability insurance with respect to the Building and comprehensive property damage insurance to cover the replacement cost of the Building and Tenant Work and shall also maintain during any construction of the Building and Tenant Work, a Builder's Risk Policy.

     (e) Landlord shall save Tenant harmless and indemnified against injury, loss or damage to any persons or property on or about the Leased Premises as a result of a claim or liability arising from any omission, neglect or default of Landlord, its agents, servants and assigns.

     (f) Tenant shall have the right to self insure or to provide its required insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies afford coverage to the Premises, Landlord, and Tenant.


                                     SIGNS

     SECTION 15. Tenant acknowledges that the Declaration contains restrictions on the type and location of signs on the Building. Accordingly, Tenant shall not erect or install any sign except in strict conformity with the standards described in the Declaration, as determined by Landlord in Landlord's sole discretion. Landlord may determine type, location and content of any sign for Tenant. Landlord shall provide and install, at its sole cost and expense, all letters or numerals at doors in the Premises and in such other locations as determined by Landlord. All such letters and numerals shall be in the standard graphics for the Building as determined by Landlord and no others shall be used or permitted on the Premises without Landlord's prior written consent.


                           ASSIGNMENT AND SUBLETTING

     SECTION 16. (a) This Lease shall not be mortgaged, pledged, assigned, or otherwise transferred by Tenant, or the Premises or any part thereof sublet, used, or occupied for the conduct of any business by any other party or for any purpose other than herein authorized without the express prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, and the Landlord's present mortgagee ("Mortgagee"), or if required, any future mortgagee of Landlord.

     (b)  In the event the Tenant seeks the Landlord's consent pursuant to this
Section 16, the Tenant shall furnish the Landlord with such information regarding the prospective assignee or sublessee as the Landlord may reasonably require, including without limitation information regarding financial ability relating to the uses permitted hereunder. Any consents to any assignment or subletting shall not constitute a waiver of the necessity for consent to any subsequent assignment or subletting to the extent the consent of the Landlord is so required.

     (c) In the event of any assignment or other transfer of this Lease by Tenant, specifically excluding one for a Permitted Transferee, (i) Tenant shall remain liable for performance of all obligations of the assignee or transferee of Tenant hereunder, and Tenant hereby agrees to absolutely and unconditionally guarantee the performance hereunder of such assignee or transferee; and (ii) any rent which Tenant receives pursuant to any sublease in excess of the Base Rent and the Additional Rent shall be paid by Tenant to Landlord, less all of Tenant's expenses associated with procuring said sublease. Within the ten (10) business day period in which Landlord shall have to consent or reject said sublease referred to in paragraph 16(d) herein, Tenant shall provide Landlord with a detailed accounting of Tenant's deductible expenses.

     (d) If an assignment or subletting is proposed to be made and Landlord's consent is required as herein provided, Tenant shall give Landlord prior notice of such proposal, which such notice shall include such information as Landlord may reasonably request, and it is understood that Landlord shall use diligent efforts within a period of ten (10) business days after the submission of such information by Tenant to make its determination whether Landlord's approval is to be granted hereunder. If Tenant requests Landlord's consent to assign this Lease or sublet more than sixty percent (60%) of the Premises, Landlord shall have the option, exercisable by written notice which notice shall include all the proposed material terms of the sublease or assignment, to Tenant given within ten (10) days after receipt of such request, to recapture the portion of the Premises proposed to be assigned or sublet as of a date specified in such notice which shall be not less than sixty (60), or more than ninety (90) days after the date of such notice, in such event the recaptured area of the Premises shall be removed from the Premises and Tenant shall have no further liabilities or obligations with respect thereto, including obligations to pay Fixed Rent, additional rent or other charges with respect thereto. If Landlord exercises its option to recapture, Landlord may then lease the Premises or any portion thereof to Tenant's proposed assignee or subtenant, as the case may be, without liability whatsoever to the Tenant.

     (e) Notwithstanding any provision contained in this Lease, no consent of Landlord shall be required for the assignment of this Lease or the subletting of any portion (or the whole) of the Premises for the Permitted Uses, (i) to a subsidiary of Tenant, (ii) to a corporation or other entity into or with which Tenant has merged or consolidated or to which substantially all of Tenant's stock or assets are transferred, (iii) to any corporation or other entity which controls, is controlled by, or is under common control with Tenant, or (iv) to any corporation or other entity with which Tenant is otherwise affiliated (collectively, the "Permitted Transferees"); provided that, in any of such events, Tenant shall remain directly and primarily liable and any such sublessee or assignee agrees directly with Landlord by written instrument reasonably satisfactory to Landlord and such assignee or sublessee to be bound by all of the obligations of Tenant. In the event of any such assignment or subletting for which no consent by Landlord is required hereunder, the recapture rights of Landlord set forth in the preceding paragraph shall not be applicable.

     (f) If Tenant shall purport to assign this Lease, or sublet all or any portion of the Premises, or permit any person or person other than Tenant to occupy the Premises, Landlord may collect rent from the person or persons then or thereafter occupying the Premises and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of this
Section 16, or the acceptance as tenant of any such purported assignee, subtenant or occupant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

     (g) Landlord shall have the right to sell, convey, transfer or assign all or part of its interest in the real property and the buildings of which the Premises are a part or its interest in this Lease. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but all such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof and/or of this Lease.

                                    CASUALTY

     SECTION 17.

     (a) If the Premises shall be destroyed or so injured by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury (i) is not the result of the gross negligence or willful misconduct of Tenant or any of its employees, officers, agents or contractors, and (ii) could reasonably be repaired within six (6) months from the date of the casualty (as determined by an independent engineer), Landlord shall notify Tenant within thirty (30) days after the happening of such destruction or injury Tenant shall not be entitled to surrender possession of the Premises nor shall Tenant's liability to pay rent under this Lease cease without the mutual consent of the parties hereto; and Landlord shall repair the damage or injury with all reasonable speed and shall complete such repairs within six (6) months from the date of the casualty. If during such period Tenant shall be deprived of the use of all or any portion of the Premises which leaves the Premises uninhabitable, there shall be an abatement of the Base Rent and the Additional Rent corresponding to the time during which and to the portion of the Premises of which Tenant shall be so deprived.

     (b)  If such destruction or injury cannot reasonably be repaired within six
(6) months of the casualty (as determined by an independent engineer), Landlord shall notify Tenant within thirty (30) days after the happening of such destruction or injury whether or not Landlord will repair or rebuild. If Landlord elects not to repair or rebuild, this Lease shall be terminated. If Landlord shall elect to repair or rebuild, Landlord shall specify the time within which such repairs or reconstruction will be completed, and Tenant shall have the option within thirty (30) days after the receipt of such notice to elect either to terminate this Lease and any further liability hereunder or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Premises are restored to their former condition. In the event Tenant elects to extend the Term of the Lease, Landlord shall restore the Premises to the condition as originally delivered to Tenant within the time specified in such notice, and Tenant shall not be liable to pay any rent for the period from the time of such destruction or injury until the Premises are so restored to their former condition.

          With respect to Section 17(a) and 17(b), Tenant shall have the right to terminate if Landlord fails to notify Tenant after of its intention with respect to the restoration within thirty (30) days after the date of casualty and shall have a further right to terminate if Landlord fails to restore the Premises in the period of time warranted by Landlord in Landlord's notice to Tenant unless the delay, in the case of Section 17(a) and 17(b), is due to labor disturbances, governmental restrictions or shortages, or other causes beyond Landlord's reasonable control for a period not to exceed forty-five (45) days.

     (c) In addition to all rights to cancel or terminate this Lease given to the parties in Sections 17(a) and (b) hereof, if the Premises and/or Building are destroyed or damaged during the last year of the Term, to the extent of fifty percent (50%) or more of the then value of the Premises and/or the Building, then Landlord or Tenant shall have the right to cancel and terminate this Lease as of the date of such damage or destruction by giving notice thereof within thirty (30) days after the date of said damage or destruction.

     (d)  Notwithstanding anything to the contrary contained in Sections 17(a),
(b) or (c) hereof, Landlord may cancel this Lease with no further liability to Tenant in the event that following destruction or injury to the Premises, Landlord's Mortgagee elects to require Landlord to apply any insurance proceeds paid to Landlord as a result of the casualty to reduce any debt secured by the Building.

     (e) All obligations of Landlord to restore shall include restoration of the Tenant Improvement Work.

                                  CONDEMNATION

     SECTION 18.

     (a) In the event the entire Premises shall be taken by condemnation or right of eminent domain, this Lease shall terminate as of the day possession shall be taken by the taking authority, and Landlord and Tenant shall be released from any further liability hereunder thereafter accruing. In the event only a portion of the Premises shall be taken by condemnation or right of eminent domain and the portion so taken renders the balance unsuitable for the purpose of this Lease, either the Landlord or the Tenant shall be entitled to terminate this Lease, such termination to become effective as of the day possession shall be taken, provided thirty (30) days notice in writing of such termination is given. If, in such case, this Lease is not terminated, Landlord agrees to restore the Premises with reasonable speed to an architectural unit as nearly like its condition prior to such taking as shall be practicable, and if during and/or after the work of restoration, Tenant is deprived of the use of all or a part of the Premises, an appropriate reduction of all rent (including reduction in Tenant's Proportionate Share in the Building), depending upon the time during which and the portion of said Premises of which Tenant is so deprived, shall be granted.

          Tenant shall have a right to terminate the Lease if Landlord fails to restore the Premises within six (6) months after the condemnation date.

     (b) All damages awarded in connection with the taking of the Premises, whether allowed as compensation for diminution in value to the leasehold or to the fee of the Premises, shall belong to the Landlord. Notwithstanding the foregoing, Tenant shall be entitled to make a separate claim against the condemning authority for damage to personal property, equipment, merchandise and fixtures, and removal, re-installation and moving expenses.

     (c)  Notwithstanding anything to the contrary contained in Sections 18(a),
(b) or (c) hereof, Landlord may cancel this Lease with no further liability to Tenant in the event that following a taking by condemnation or right of eminent domain, Landlord's Mortgagee elects to require Landlord to apply any proceeds paid to Landlord as a result of the condemnation or eminent domain proceedings to reduce the debt secured by the Building Site.

                        LANDLORD'S REMEDIES UPON DEFAULT

     SECTION 19. (a) If Tenant shall at any time (i) be in default in the payment of Base Rent, Additional Rent, or other sums of money required to be paid by Tenant and Tenant shall fail to remedy such default within five (5) days after Tenant receives notice from Landlord of Tenant's failure to pay Base Rent or Additional Rent, which Landlord shall not be obligated to give Tenant notice more than two times during every 12 month period; (ii) violate any restriction or rule in the Building Rules or the Declaration and fail to remedy such violation within thirty (30) days after receipt of written notice thereof except that if such default is of the nature which is reasonably curable but requires more than thirty (30) days to commence, then within such longer period as is reasonable to cure such default if Tenant commences to diligently cure; (iii) be in default in the performance of any other covenant, term, condition, provision, rule or regulation of this Lease, and Tenant shall fail to remedy such default within fifteen (15) days after receipt of written notice thereof except that if such default is of the nature which is reasonably curable but requires more than fifteen (15) days to commence, then within such longer period as is reasonable to cure such default if Tenant commences to diligently cure; (iv) violate the provisions of Section 34(b) hereof; (v) fail to continuously occupy and conduct Tenant's business on the Premises without continuing to pay Base Rent, Additional Rent or other sums due hereunder; or (vi) become insolvent or make an assignment for the benefit of creditors, or if a receiver or trustee of Tenant's property shall be appointed, or if proceedings under any chapter of the United States Bankruptcy Code shall be instituted by or against Tenant and shall not be dismissed within sixty (60) days after being filed, or if any event shall happen which, aside from this provision, would cause any assignment or devolution of Tenant's interest or occupancy hereunder by operation of law; then, in any such event, Landlord, in addition to all other remedies given to Landlord in law or in equity, may by written notice to Tenant, terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise. In any event Landlord may dispossess the Tenant, it being the understanding that under no circumstances is this Lease to be an asset for Tenant's creditors by operation of law or otherwise.

     In the event of such re-entry Landlord shall use due diligence to relet the Premises as any other vacant space. However, Tenant's Premises will not be treated as a priority over any other vacant space. In the event of a reletting, Landlord shall apply the rent therefrom first to the payment of Landlord's reasonable expenses, including attorneys' fees incurred by reason of Tenant's default, and the expense of reletting, including repairs of the Premises and leasing commissions, and then to the amount of Base Rent, Additional Rent, and all other sums due from Tenant hereunder, Tenant remaining liable for all other sums due from Tenant hereunder and for any deficiency. Any and all such deficiencies shall be payable by the Tenant monthly on the date herein provided for the payment of Base Rent.

     (b) In the event of a default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease and after any applicable cure periods, if any, Landlord shall have the right to invoke any remedy permitted to Landlord in law or in equity, including the right to terminate this Lease. Such remedies shall include the right to sue immediately for any and all damages, including immediate payment of the present value (using the Prime Rate at that time) of all Base Rent and Additional Rent owing for the remainder of the term hereof. No termination of this Lease and no taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant and Tenant shall remain liable for all past or future Base Rent, Additional Rent, and all other charges payable by Tenant under this Lease, during and for the balance of the term hereof, unless otherwise specifically provided for by this Lease. The bringing of any action for rent or other default shall not be construed as a waiver of the right to obtain possession of the Premises.

     (c) If suit shall be brought for recovery of possession of the Premises, for the recovery of rent, or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and breach shall be established, Tenant shall pay to Landlord all reasonable expenses incurred therefor, including attorneys' fees.

     (d) All rights and remedies provided herein or otherwise existing at law or in equity are cumulative, and the exercise of one or more rights or remedies by either party shall not preclude or waive its right to the exercise of any or all of the others.

                               DISCHARGE OF LIENS

     SECTION 20.

     Tenant shall not do or suffer anything to be done whereby the Premises, Building, or Building Site may be encumbered by any liens of mechanics, laborers, or materialmen, chattel mortgages or any other liens. Tenant shall, whenever and as often as any such liens are filed purporting to be for labor or material furnished or to be furnished to Tenant and by contractors pursuant to contracts with Tenant, discharge the same of record within ten (10) days after the date of filing by payment, bonding or otherwise, as provided by law. Tenant, upon reasonable notice and request in writing from Landlord, shall also defend for Landlord, at Tenant's sole cost and expense, any action, suit, or proceeding which may be brought on or for the enforcement of any such Tenant liens. Tenant will pay any damages and satisfy and discharge any judgments entered in such action, suit, or proceeding and save harmless the Landlord from any liability, claim, or damages resulting therefrom. In default of Tenant procuring the discharge, as aforesaid, of any such lien, Landlord may, with ten (10) days prior notice, procure the discharge thereof by bonding or payment or otherwise, and all costs and expenses incurred by Landlord in obtaining such discharge shall be paid by Tenant as additional rent within ten (10) days after notice from Landlord of the amount thereof.

                              LIABILITY OF LANDLORD

     SECTION 21.

     If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title, and interest of Landlord in the Building as the same may then be encumbered, and neither Landlord, nor any of its partners, shall be liable for any deficiency. It is understood and agreed that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the Building. Such right of execution shall be subordinate and subject to any mortgage or other encumbrance upon the Building. In the event of the sale or other transfer of Landlord's right, title, and interest in the Premises or the Building, Landlord shall be released from all liability and obligations hereunder accruing after the date of such sale or other transfer, subject to the terms and provisions of Section 16(g).


                                RIGHT OF LANDLORD

     SECTION 22. (a) Landlord reserves the right at all reasonable times, by itself or its duly authorized agents, to go upon and inspect the Premises and every part thereof, and at its option to make repairs, alterations, and additions to the Premises, the Building, or the Building Site, with prior notice to Tenant, except in the case of an emergency, in which event Landlord may enter at any time without notice. Except in cases of emergencies, all such entries shall be in the presence of Tenant, Tenant's employees or agents and shall not interfere with the business operations of Tenant.

     (b) If Landlord shall make any payments on behalf of Tenant which are Tenant's obligation in order to fulfill Tenant's covenants, then any actual amounts so paid by Landlord are agreed and declared to be items of Additional Rent and shall be due and payable to Landlord from Tenant with the next installment of Base Rent due thereafter under this Lease. Any such amounts which shall be paid by Landlord on behalf of Tenant shall be invoiced and bear interest at the rate of eighteen percent (18%) per annum, provided in no event shall such rate to be charged to Tenant be in excess of that otherwise permitted by law.

                   MORTGAGE SUBORDINATION AND ESTOPPEL LETTER

     SECTION 23. (a) Tenant understands, acknowledges and agrees that this Lease is and shall be subordinate to any mortgage, ground lease or other lien now existing or hereafter placed on or affecting the Premises, the Building, or the Building Site, or any part thereof, and to any renewals, refinancing or extensions and to all advances made or hereafter to be made upon the security thereof. This shall be self-operative and no further instrument of subordination shall be required by any mortgagee or lender hereof. Further, Tenant agrees upon demand or request of any party in interest, to execute promptly such further commercially reasonable instruments or certificates, in a form acceptable to Landlord and Landlord's Mortgagee and Tenant, to carry out the intent hereof. As of the date hereof, Suntrust is the sole holder of any mortgage or ground lease affecting the Premises, Building or Building Site. Within (10) days after execution of the Lease such holder shall execute a Non-Disturbance and Attornment Agreement (reasonable to Tenant, Landlord and Mortgagee) recognizing the rights of Tenant under this Lease and agreeing not to dispossess Tenant so long as Tenant is not in default hereunder.

     (b) Notwithstanding the provisions of Section 23(a) hereof, any mortgagee may at any time subordinate the lien of its mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such mortgage without regard to their respective dates of execution, delivery, and/or recordation among the land records of the county in which the Building is located, and thereafter such mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such mortgage.

     (c) Tenant and Landlord shall, within ten (10) business days from request by either party, execute and deliver to such persons as Landlord or Tenant shall request a statement in recordable and commercially reasonable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that either party is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord, Tenant, or its mortgagee(s) shall reasonably require.

                              NO WAIVER BY LANDLORD

     SECTION 24. No waiver of any of the terms, covenants, provisions, conditions, rules, and regulations imposed or required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of Landlord to assert any rights or to declare any forfeiture, or for any other reason. No waiver of any of said terms, provisions, covenants, rules, and regulations shall be valid unless it shall be in writing signed by the Landlord. No waiver or forgiveness of performance by Landlord in respect to one or more tenants of the Building shall constitute a waiver or forgiveness of performance in favor of Tenant herein, or any other tenant. No waiver of any pledge of this Lease or the forgiveness of performance of any one or more of the terms, provisions, conditions, rules, and regulations of this Lease may be claimed or pleaded by Tenant to excuse a subsequent pledge or failure of performance of any other terms, provisions, conditions, covenants, rules, and regulations of this Lease. This provision does not, however, discharge or release the Landlord from the timely completion of its obligations under the terms of this Lease.

                             VACATION OF THE PREMISE

     SECTION 25.

     Tenant shall deliver and surrender to Landlord possession of the Premises, including all Tenant improvements (and all replacements thereof) and all fixtures permanently attached to the Premises during the Term, upon the expiration of the term or the termination of this Lease in any other way in as good condition and repair, ordinary wear and tear and insured casualty excepted; provided, however, that upon Landlord's request made at least thirty (30) days prior to the end of the Term or the date Tenant is otherwise required to vacate the Premises, or prior to the installation of the same upon notice requested in writing by Tenant to Landlord, Tenant shall remove all fixtures and equipment affixed to the Premises by Tenant, and restore the Premises to good condition, ordinary wear and tear and insured casualty excepted, at Tenant's sole expense. Such removal shall be performed prior to the earlier of the end of the Term, or the date Tenant is required to vacate the Premises.

                                 LANDLORD'S LIEN

     SECTION 26. Intentionally Deleted.

                                SECURITY DEPOSIT

     SECTION 27. (a) The Tenant shall pay to Landlord simultaneously upon the execution of this Lease, a cash security deposit equal to Thirty-Five Thousand Dollars and 00/100 ($35,000.00) to be held by Landlord as security for Tenant's satisfactory performance of the terms, covenants and conditions of this Lease including the payment of Basic Rent and Additional Rent.

     (b) Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Rent and Additional Rent or any other sum as to which Tenant is in default, after expiration of all applicable notice and grace periods, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default, after expiration of all applicable notice and grace periods, in respect of any of the terms, covenants and conditions of this Lease including any damages or deficiency in the re-letting of the demised premises or other reentry by Landlord. If Landlord uses, applies or retains the whole or any part of the security Tenant shall replenish the security to its original sum of Thirty Five Thousand Dollars and 00/100 ($35,000.00) Dollars five (5) days after being notified by the Landlord in writing of the amount due. Tenant shall be in default of this Lease if the amount due is not paid within the required time period.

     (c) In the event of a sale or leasing of the Real Property or any part thereof, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall ipso facto be released by Tenant from all liability for the return of said security, if it transfers said security deposit and Tenant agrees to look solely to the new Landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord.

     (d) Tenant covenants that it shall not assign or encumber the security deposit given to Landlord pursuant to this Lease. Neither Landlord, its successors or assigns shall be bound by any such assignment or encumbrance or any attempted assignment or encumbrance.

     (e) In the event that Tenant shall fully and faithfully comply with all the terms, covenants and conditions of this Lease, any part of the security not used or retained by Landlord shall be returned to Tenant within thirty (30) days after the Expiration Date of the Lease and after delivery of exclusive possession of the demised premises to Landlord.

                             NO INCOME PARTICIPATION

     SECTION 28. Neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the Premises or portion thereof leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the mortgaged Premises.

                            NON-RECORDATION OF LEASE

     SECTION 29. Tenant shall not record this Lease or any notice of this Lease on the land records of any county. If it does so, Landlord may terminate this Lease by recording a Notice of Termination of this Lease on the land records of the County in which the Memorandum of Lease is recorded, which shall be effective with Landlord's signature solely appearing on such Notice of Termination.

                                   RENT DEMAND

     SECTION 30. After the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of or otherwise affect such notice, suit, or judgment.

                                     NOTICES

     SECTION 31. Any notices or consent required to be given by or on behalf of either party upon the other shall be in writing and shall be given by mailing such notices or consent by registered or certified United States mail, postage prepaid, return receipt requested, or overnight mail, addressed to the parties at the addresses set forth below, or in any such case at such other address as may be specified from time to time, in writing, delivered to the other party at least five (5) days prior to the giving of any notice to such address. The time of the rendition of such notice shall be deemed to be the earlier of the delivery date thereof or the date three (3) days following the date such notice is deposited in an official United States Post Office, properly addressed and postage prepaid. Notices are to be sent to Landlord and to Tenant at:

     If to Landlord:     7800 Congress, L.C.
                         Attn: Sean Leder
                         6530 West Rogers Circle, Suite 31
                         Boca Raton, Florida 33487

     With a copy to:     Randi M. Krongold, Esq.
                         Krongold & Todd, P.A.
                         201 Alhambra Circle, Suite 801
                         Coral Gables, Florida 33134

     If to Tenant:       Suzanne Zabitchuck, Esq.
                         Unisphere Solutions, Inc.
                         One Executive Drive
                         Chelmsford, MA 01824

     With a copy to:     Cynthia B. Keliher, Esq.
                         Gadsby Hannah LLP
                         225 Franklin Street
                         Boston, MA 02110

                         APPLICABLE LAW AND CONSTRUCTION

     SECTION 32.

     The laws of the State of Florida shall govern the validity, performance, enforcement, and interpretation of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the Premises and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations, and understandings between the parties are incorporated herein and may be modified or altered only by agreement in writing between the parties. Tenant shall have no right to quit the Premises or cancel or rescind this Lease except as expressly granted herein or expressly permitted by Florida law.

                          AMERICANS WITH DISABILITY ACT

     SECTION 33.

     Tenant represents and covenants that it shall conduct its occupancy and use of the Premises in accordance with the ADA (including, but not limited to, modifying its policies, practices and procedures, and providing auxiliary aids and services to disabled persons). If the Lease provides that the Tenant is to complete certain alterations and improvements to the Premises in conjunction with the Tenant taking occupancy of the Premises, Tenant agrees that all such work shall comply with the ADA. Furthermore, Tenant covenants and agrees that any and all future alterations or improvements made by Tenant to the Premises shall comply with the ADA. As of the date hereof, Landlord has not received any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Property or of the Premises and, to the best of Landlord's knowledge, Landlord is constructing the Building to be in compliance with the ADA laws.

                               HAZARDOUS MATERIALS

     SECTION 34.

     (a) Except for products reasonably necessary and customarily associated with the use of the Premises described in section of this Lease, Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of on, in or under the Premises or the property of which the Premises are a part (the "Property"), or transport to or from the Premises or the Property, any Hazardous Materials (as defined below), or allow any other person or entity to do so.

     (b) Tenant shall comply with all local, state or federal laws, ordinances or regulations relating to the use by Tenant, its employees or agents of Hazardous Materials on, in under or about the Premises.

     (c) Tenant shall promptly notify Landlord should Tenant receive notice of or otherwise become aware of any (i) pending or threatened environmental regulatory action against Tenant, the Premises or the Property; (ii) claims made or threatened by any third party relating to any loss or injury resulting from any Hazardous Material; or (iii) release or discharge or threatened release or discharge at any Hazardous Material in, on, under or about the Premises or the Property.

     (d) Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including reasonable attorney's fee and costs) arising out of or attributable to Tenant's failure to comply with this section, including without limitation (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, cleanup, or detoxification of the Premises or, the Property and the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive termination or cancellation of this Lease for any reason.

     (e) Upon 24 hours prior notice, Tenant shall permit Landlord or its agents to inspect the Premises in order to confirm Tenant's compliance with this
Section 34; Tenant shall also provide Landlord copies of all notices it may receive concerning the environmental condition of the Premises (or the Property) from any governmental agency.

     (f) "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", or toxic substances, under any applicable federal or state laws or regulations.

     (g) As of the Commencement Date of this Lease, and to the best of Landlord's knowledge, no Hazardous Materials have been manufactured, retired, released, stored, disposed of, produced or processed on or in any part of the Building Site, the Building and Premises.

     (h) Landlord will agree to indemnify and hold harmless Tenant, its directors, officers, partners and any of its employees, agents, successors and assigns, against all claims, demands, losses, costs, expenses and liabilities for any violations of environmental laws not caused by or related to Tenant or Tenant's use of the Premises and to the extent that such violation is not caused by any breach of Tenants obligations under this Lease, including without limitation (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, cleanup, or detoxification of the Premises or, the Property and the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive termination or cancellation of this Lease for any reason.

                                  FORCE MAJEURE

     SECTION 35. Except as otherwise provided herein, in the event that Landlord shall be delayed, hindered in, or prevented from the performance of any act required hereunder by reason of strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or any other reason of a like nature not the fault of the Landlord, then such performance shall be excused for the period of the delay and the period of performance shall be extended for a period equivalent to the period of such delay.

                                 NO PARTNERSHIP

     SECTION 36.

     Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of Tenant's business or otherwise, or joint venturer, or a member of a joint enterprise with Tenant.


                                 QUIET ENJOYMENT

     SECTION 37.

     Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises and use of the parking spaces without any manner of hindrance from Landlord or its mortgagee.

                                  HOLDING OVER

     SECTION 38.

     If at the expiration of the Term of this Lease, or any renewal thereof, Tenant continues to occupy the Premises, such holding over shall not constitute a renewal of this lease, but Tenant shall be a tenant from month to month. The Base Rent during any month to month tenancy shall be as follows:

     (i) Month 1 through 6 - 150% of the Base Rent at the time of expiration of the Lease;

     (ii) Months 7 through 9 - 300% of the Base Rent;

     (iii) Month 10 and each month thereafter Tenant continues to occupy the Premises - 400% of the Base Rent.

                                     BROKERS

     SECTION 39.

     Landlord and Tenant each represent, warrant and covenant to the other that it has not dealt in any way with any broker in connection with the Premises, the Building or this Lease, except ZAY Management Inc. and Joseph Good, LREB, whom shall be compensated by the Landlord under a separate agreement. Tenant shall indemnify Landlord against, and hold it harmless from, all liabilities and costs arising from any claim resulting from Tenant's contacts with any broker other than the Brokers named herein in connection with this Lease, the Premises or the Building. Landlord shall indemnify Tenant against, and hold it harmless from, all liabilities and costs arising from any claim resulting from Landlord's contacts with any broker in connection with this Lease, the Premises or the Building.

     SECTION 40.

     Time is of the essence of each term and provision of this Lease.

                                    CAPTIONS

     SECTION 41.

     Any paragraph or section titles or captions contained in this Lease are for convenience only and shall not be deemed part of the context of this Lease.

                VARIATION IN PRONOUNS OR SINGULAR OR PLURAL USAGE

     SECTION 42.

     All the terms and words used in this Lease, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Lease or any paragraph or clause herein may require, the same as if such words had been fully and properly written in the number and gender so required.

                            LANDLORD REPRESENTATIONS

     SECTION 43.

     Landlord warrants that: (a) Landlord owns the Building within which the Premises are situated; (b) Landlord has the authority to enter into this Lease with Tenant; (c) as of the date of the execution of this Lease, there are no liens or similar claims (excluding mortgages) upon Landlord or against the Building; and (d) that the Building and the Premises shall be constructed in a good and workmanlike manner and in accord with all laws and regulations, including, but not limited to, applicable building codes and regulations, and in accord with all applicable zoning regulations and any covenants binding the owner personally or running with the land upon which the Building is built. Notwithstanding the warranty set forth in subsection (d) of this Section 43, and except as specifically otherwise provided herein, any breach of Landlord's warranty contained in said subsection (d) shall not: (i) allow Tenant to cancel this Lease; (ii) make Landlord liable to Tenant for damages; (iii) abate Base Rent or Additional Rent; or (iv) relieve Tenant from performing Tenant's obligations. Landlord shall, at its sole cost and expense, correct all defects in the Building and the Premises regardless of when such defects manifest themselves and make the repairs and replacements necessary to maintain the Building in accordance with subsection (d) of this Section 43, reasonable wear and tear excepted.

     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have each had this Lease executed and delivered on their behalf by their duly authorized and appointed officer or representative, as of: this ___ day of ____, 2000, as to the Landlord, and this 9th day of May, 2000, as to the Tenant.

Signed in the presence of:                LANDLORD:
                                          7800 Congress, L.C., a Florida limited
_____________________                     Liability company

_____________________                     By:_______________________
                                             Sean M. Leder, Managing
                                             Member


Signed in the presence of:                TENANT:
                                          UNISPHERE SOLUTIONS, INC., a
/s/ Suzanne M. Zabitchuck                 Delaware corporation

/s/ Beth Fulgoni                          By: /s/ Thomas M. Burkardt
-------------------------                     -----------------------
Assistant                                 Its: COO
-------------------------                      ----------------------

                     EXHIBITS AND SCHEDULES ATTACHED HERETO

Exhibit A - Floor Plan

Exhibit B - Legal Description of Building Site

Exhibit C - Site Plan

Exhibit D - Building Rules and Regulations

Exhibit E - Janitorial Specifications

Exhibit F - Term Certificate

Exhibit G - HVAC Specifications

Schedule 1 - Acknowledgment of Basic Terms and Provisions of Lease.

Schedule 2 - List of Operating Expenses

Schedule 2 - A List of Excludable Operating Expenses

SCHEDULE 3 - WORK AGREEMENT

                                    EXHIBIT B

                       LEGAL DESCRIPTION OF BUILDING SITE


                                [TO BE ATTACHED]

                                   SCHEDULE 3

                                 WORK AGREEMENT

This Work Agreement is attached to and made a part of that certain Office Space Lease (the "Lease"), between 7800 CONGRESS, L.C. ("Landlord"), and UNISPHERE SOLUTIONS, INC. ("Tenant") for the premises (the "Premises") described therein and consisting of approximately 17,883 rentable/15,483 usable square feet of office space in the building located at 7800 Congress Avenue, Boca Raton, Florida (the "Building"). The terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.

1.   GENERAL.

     1.1 PURPOSE. This Agreement sets forth the terms and conditions governing the design, permitting and construction of the Tenant Work (hereinafter defined) to be installed in the Premises.

     1.2 TENANT'S REPRESENTATIVE. Tenant acknowledges that Tenant has appointed Steve Lyons as its authorized representative ("Tenant's Representative") with full power and authority to bind Tenant for all actions taken with regard to the Tenant Work. Tenant hereby ratifies all actions and decisions with regard to the Tenant Work that the Tenant's Representative may have taken or made prior to the execution of this Work Agreement. Landlord shall not be obligated to respond to or act upon any plan, drawing, change order or approval or other matter relating to the Tenant Work until it has been executed by Tenant's Representative.

     1.3 LANDLORD'S REPRESENTATIVE. Tenant acknowledges that Landlord has appointed Sean M. Leder as its authorized representative ("Landlord's Representative") with full power and authority to bind Landlord for all actions taken with regard to the Tenant Work. Landlord hereby ratifies all actions and decisions with regard to the Tenant Work that the Landlord's Representative may have taken or made prior to the execution of this Work Agreement.

2.   WORK AND MATERIALS.

     2.1 STANDARD SHELL WORK. The Standard Shell Work (hereinafter defined) will be performed by Landlord at Landlord's sole cost and expense. The term "Standard Shell Work" means and refers to the following elements of the Premises: concrete floor (without floor covering); unfinished perimeter walls; unfinished ceilings (without acoustical ceilings, ceiling tiles, suspension system, insulation or light fixtures); closets for telephone and electrical systems (but not the systems themselves); building systems within the building core only as follows: mechanical (including heating, ventilating and air conditioning systems, but excluding any supplemental HVAC required by the Tenant Plans), electrical and plumbing systems, the design of which building systems shall be consistent with the specifications set forth in the Tenant's Plans; and primary fire sprinkler distribution loop connected to core (provided, however, that the secondary branch distribution to the Premises to accommodate Tenant's specific improvements shall not be considered Standard Shell Work). Landlord shall construct Tenant's work using the building standard materials referred to in Exhibit 1.

     2.2 TENANT IMPROVEMENTS; IMPROVEMENT ALLOWANCE. Landlord, at Tenant's expense, shall construct the Premises in accordance with the Tenant Plans. Tenant Plans shall be conclusive as to the entire scope of work to be performed by Landlord ("Tenant

          Improvement"). Landlord agrees to provide Tenant with a maximum contribution not to exceed Twenty-Five Dollars ($25.00) per usable square foot which is equal to a total of $387,075.00 for the Tenant Work ("Improvement Allowance"). However, to insure the highest quality of discounts available, the Landlord has allocated $5.00 of the Improvement Allowance for purchase of the light fixtures, air conditioning ducts, returns, supply ducts, fire sprinkler systems, and ceiling grid and tile for the whole building, therefore the net Improvement Allowance per usable square foot is Twenty-Dollars ($20.00) which is equal to a total of $309,660.00. The Improvement Allowance may be applied only against work, services and materials which are incurred in connection with Landlord's construction of the Tenant Work; including the costs associated with the preparation of the Tenant's Plans by the Landlord's Architect, and to the extent that any excess remains, then to the cost of cabling and telephone wiring and cabling in the Premises.

3. ARCHITECT AND ENGINEERS FOR TENANT WORK. The Landlord and the Tenant agree that Butters Construction and Development (the "Landlord's Contractor") shall construct the Tenant Work for the Landlord in accordance with the Tenant's Plans.

4.   PLANS FOR THE TENANT WORK.

     4.1 Tenant shall promptly work with Anderson Architecture, Inc. (the "Landlord's Architect") to prepare a Space Plan for the Tenant Work (as necessary to meet the requirements of Paragraph 4.3 hereof), and Tenant shall approve such plans in writing and submit such plans to Landlord for Landlord's approval. If Landlord has any comments with respect to the space plans, Landlord shall make such comments known to Tenant in writing within five (5) business days following submission of the space plans to Landlord. If Landlord desires that the space plans be modified in any reasonable manner, then Tenant shall revise the plans to address Landlord's concerns within five (5) business days after notice thereof.

     4.2 Promptly after Landlord approves the space plans, Tenant, with Landlord's cooperation, shall cause the Landlord's Architect to prepare design development drawings for the Tenant Work (as necessary to meet the requirements of Paragraph 4.3 hereof), and Tenant shall approve such drawings in writing and submit such drawings to Landlord, which drawings shall be based upon the space plans approved by Landlord. If Landlord has any comments with respect to the design development drawings, Landlord shall make such comment known to Tenant in writing within five (5) business days following submission of the design development drawings to Landlord. If Landlord desires that the design development drawings be modified in any manner, then Tenant shall revise such drawing to address Landlord's concerns within five
          (5) business days after notice thereof.

     4.3 Promptly after the approval of the design development drawings, Tenant, with Landlord's cooperation, shall cause the Landlord's Architect and Landlord's Contractor to prepare final construction documents (including without limitation, all mechanical, electrical, telephone, finishes selections and fire/life safety plans and specifications) for the Tenant Work (the "construction documents"), and Tenant shall approve such construction documents in writing and submit such construction documents to Landlord for its approval, which construction documents shall be based upon the space plans and the design development drawings approved by Landlord and Tenant. If Landlord has any comment with respect to the construction documents, Landlord shall make such comments known to Tenant in writing within five (5) business days following submission of the construction documents to Landlord. If Landlord desires that the construction documents be modified in any reasonable manner, then Tenant shall, within five (5) business days after Landlord indicates the revisions required to the construction documents, make such revisions and resubmit the construction documents to Landlord for its approval. The construction documents for the Tenant Work that have been submitted by Tenant and approved by Landlord shall be referred to herein as the "Tenant Plans".

     4.4 All Tenant Plans for the Tenant Work shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, except that Landlord shall have complete discretion with regard to granting or withholding approval of Tenant Plans to the extent they impact the Building's structure or systems or would be visible from the exterior of the Building or any common area within the Building. Any changes, additions or modifications that Tenant desires to make to the Tenant Plans also shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld except as provided above for Building structure, system or appearance impact. Notwithstanding the foregoing, Landlord shall be solely responsible for the coordination and conformity of the Tenant Plans with base building design and specifications. The Tenant Plans shall be in compliance with all applicable laws, rules and regulations of any governmental entity having jurisdiction over the Building and the Premises and sufficient to enable the Tenant Plans to be filed with the City of Boca Raton in connection with the application for a Building Permit for the Tenant Work in the Premises.

     4.5 Landlord shall pay the cost of preparing the Tenant Plans as part of the Improvement Allowance.

     4.6 If Landlord reasonably requests any additional information or clarifications from Tenant regarding the Tenant Work or the Tenant Plans, Tenant shall provide such information or respond to such inquiries, as requested, within five (5) business days after such request.

5.   PRICING AND CONSTRUCTION.

     5.1 SELECTION OF CONTRACTOR. Tenant and Landlord agree that the general contractor for the Tenant Work (the "Landlord's CONTRACTOR") shall be Butters Construction and Development or such other general contractor as Landlord shall designate, without a competitive bidding process, but on a negotiated fixed fee basis.

     5.2 COST ESTIMATE. Within ten (10) business days after approval of the construction documents by Landlord, Landlord shall submit to Tenant a written estimates of the total cost of the Tenant Work (the "Cost Estimate"). The Cost Estimate shall include all amounts charged by Landlord's contractor for performing all work and providing all materials in connection with the Tenant Work (including the Landlord's general contractor's general conditions, overhead and profit, as well as permit fees). The amount, if any, by which the Cost Estimate exceeds the Improvement Allowance (as hereinafter defined) shall be referred to herein as "Excess Cost."

     5.3 ACCEPTANCE OF COST ESTIMATE. Tenant, within five (5) days after receipt of the Cost Estimate, shall notify Landlord as to whether Tenant (i) accepts such Cost Estimate and wishes Landlord to commence the Tenant Work in which event the Excess Cost, if any, shall be the total cost of Tenant Work to be charged to the Tenant absent changes to the Tenant Work subsequent to the receipt of the Cost Estimate; or
          (ii) wishes to redesign the Premises
          so as to reduce the Excess Cost, if any. In the event Tenant wishes to redesign the Premises so as to reduce the Excess Cost:

               (a) said redesign (including revisions to the Tenant Plans) shall be completed and submitted to Landlord for approval within ten (10) days after Tenant's notice to Landlord that it wishes to redesign the Premises so as to reduce the Excess Cost;

               (b) said redesign shall be conclusive and binding on Tenant once Tenant has approved the cost thereof.

          In the event Tenant elects not to redesign the Premises or to partially redesign the Premises, any remaining Excess Cost shall be paid for in full by Tenant within five (5) business days after Tenant's receipt of the Cost Estimate (or within 5 business days after Tenant's receipt of a revised Cost Estimate, if Tenant redesigns the Premises). Landlord shall not be obligated to commence any work until such Excess Cost is paid.

     5.4 CONSTRUCTION. After approval of the construction documents and the Cost Estimate, Landlord shall administer the construction of the Tenant Work in accordance with the approved construction documents and any change orders approved by Tenant and Landlord. All Tenant Work shall be constructed by Landlord's Contractor with the exception of those items constructed by Tenant or Tenant's contractor or vendor (collectively, "Tenant's Special Equipment") which shall be limited to telephone equipment, computer equipment, specialized office equipment wiring, cabling, systems furniture, signage, audio/visual equipment and wiring. Landlord's prior written approval shall be required of any and all Tenant Special Equipment and any other equipment installed by Tenant or any vendor or contractor of Tenant and any equipment required to be installed by Landlord pursuant to the Tenant Plans.

6. CHANGE ORDERS. If Tenant request any change or addition to the work or materials to be provided by Landlord pursuant to this Schedule 3 after Landlord's approval of the construction documents, Tenant shall submit with such request revised construction documents for Landlord's approval. Landlord shall respond to Tenant's request for consent no later than five
     (5) business days after such request is made. If Landlord approves such a request, Landlord shall as soon as practicable after such approval notify Tenant of the cost of such change order and the delay in substantial completion of the Tenant Work in the Premises, if any, due to the change order. All additional expenses attributable to any change order requested by Tenant and approved by Landlord resulting in an increase in Excess Cost, shall be payable by Tenant. Any delay in substantial completion of the Tenant Work in the Premises resulting from such change order shall be deemed a Tenant Delay.

7.   SUBSTANTIAL COMPLETION.

     7.1 SUBSTANTIAL COMPLETION. For purposes of the Lease (including all provisions of this Work Agreement) the Premises (and Tenant Work therein) shall conclusively be deemed to be "substantially complete" as soon as the Tenant Work (specifically excluding any of Tenant's systems furniture, other furniture and personal property and any Tenant Special Equipment) to be installed by Landlord pursuant to this Work Agreement has been constructed in accordance with the Tenant Plans approved by Landlord and any change orders approved by Landlord, as certified by Landlord's construction manager, subject to Landlord's completion of any punchlist items of work which do not materially interfere with Tenant's permitted and intended use of the Premises and a Certificate of Occupancy by the proper governmental entity has been issued. Notwithstanding the above, the Premises shall be considered substantially complete even though
          (a) there remain to be completed in the Premises punchlist items, including but not limited to minor or insubstantial details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with Tenant's permitted and intended use of the Premises; (b) there remains to be completed in the Premises any of Tenant's systems furniture and other Tenant Special Equipment; and/or (c) there is a delay in the substantial completion of the Premises due to a "Tenant Delay" as defined in Section 3 of this Lease.

     7.2 PUNCHLIST. Prior to delivery of possession of the Premises to Tenant, the Landlord's Architect and the Landlord's Contractor shall prepare a preliminary punchlist in writing for Landlord and Tenant's review and Landlord and Tenant shall examine the Premises and shall agree on a final "punchlist" which shall specify the items of work that require correction, repair or replacement. Tenant and Landlord shall approve such punchlist in writing within two (2) working days of the walk-through.

8. POSSESSION BY TENANT. The Tenant agrees to notify the Landlord of any matters which the Tenant deems not to be in compliance with the terms of this Work Letter or this Lease within sixty (60) days after completion of the punchlist items referenced in Section 7.2 hereof; provided, however, the Tenant shall have one year from the date of completion of all punchlist items to notify the Landlord of defects relating to latent defects or items which are seasonal in nature (i.e. HVAC).

9. PRIOR ACCESS. If Tenant delivers to Landlord a written request for Tenant and Tenant's contractors to have joint access to the Premises with Landlord and Landlord's contractor prior to Landlord's delivery of possession of the Premises to Tenant for the purpose of installing telephone, computer, other special equipment and furniture, then Landlord shall notify Tenant in writing when Tenant and Tenant's contractors can have such access if in Landlord's judgment (i) such joint access will not cause unreasonable interference with the work of Landlord's contractor; (ii) there are no delays created thereby in the Tenant Work construction process; and (iii) an acceptable schedule of work is agreed upon between Landlord's Contractor and Tenant's contractors. If the foregoing conditions have been met, Landlord shall use reasonable efforts to provide such access at least two
     (2) weeks prior to the date on which the Premises are substantially completed, in order to install cabling, wiring, telephone, computer and other special equipment and furniture. Tenant shall indemnify, hold harmless, and defend Landlord from any loss, damage, cost or expense (including attorney's fees and court costs) incurred by Landlord, whether before or after the Commencement Date, as a result of the performance of such work by Tenant or Tenant's contractor. In addition, Tenant shall not be permitted to enter the Premises until Landlord has approved all furniture, equipment and other items to be installed by Tenant or its contractor, as well as the plans for such installation, and Landlord and Tenant have agreed in writing to a schedule for all of the foregoing work to be completed by Tenant or its contractor in such phase of the Premises, such consent not to be unreasonably withheld, delayed or conditioned. Access, if any, to the Premises by Tenant in accordance with the foregoing and solely for the purposes set forth above shall not be deemed to advance the Commencement Date. The indemnification obligations set forth in the Lease shall commence on the effective date of the Lease (irrespective of when the term commences) and such obligation shall apply with respect to the work performed by Tenant's contractors in the Premises, as though the work being performed by such contractors constituted the conduct of business by Tenant. Tenant shall maintain all insurance coverages required by this Lease commencing as of the effective date of the Lease (irrespective of when the term commences) and Tenant shall provide certificates thereof to Landlord prior to any access to the Premises. Any delay in providing such certificates shall entitle Landlord to deny access to Tenant and shall relieve Landlord of any obligation to provide such access within the foregoing time periods.

                                             TENANT:
                                             UNISPHERE SOLUTIONS, INC., a
                                             Delaware corporation

                                             By: /s/ Thomas M. Burkardt
                                                 ----------------------
                                             Date: 5-9-00
                                                   --------------------
                                             Its: COO
                                                  ---------------------


                                             LANDLORD:
                                             7800 CONGRESS, L.C., a Florida
                                             Limited liability company

                                             By: __________________________
                                                 Sean M. Leder
                                                 Its Managing Member
                                                 Date: __________________

                                    EXHIBIT 1

BUILDING STANDARD MATERIALS

-2 x 2 lay in fire rated ceiling tiles
-Exposed fire sprinkler heads
-2 x 4 lay in return air Parabolic light fixtures (18 square) energy efficient electronic ballasts with T8 Lamps
-Hollow core, paint grade, wood interior doors
-30 oz. direct glue down nylon carpet
-Drywall to be painted with 2 coats of Benjamin Moore flat latex paint
-Interior doors to be painted with 2 coats of Benjamin Moore oil based semi gloss.
-On the first floor only, entrance doors to the suite are tempered glass doors with a metal frame.
-On the Second floor, entrance doors are 8' solid core wood doors with a stained finish

                            [SPACE PLAN - SCHEME #4]

                                   EXHIBIT B
DESCRIPTION:

A portion of Section 31, Township 46 South, Range 43 East, being more particularly described as follows:

COMMENCE at the Southeast corner of said Section 31; thence South 89 degrees 54 minutes 06 seconds West along the South line of said Section 31, a distance of
614.15 feet to a point on the West right-of-way line of the Seaboard Coastline Railroad; thence North 00 degrees 10 minutes 37 seconds West along said right-of-way, a distance of 3913.66 feet; thence North 89 degrees 56 minutes 10 seconds West, a distance of 727.75 feet to a point on the arc of a circular curve concave to the Northwest whose radius point bears North 56 degrees 18 minutes 38 seconds West from the last described point, said point being on the Easterly right-of-way line of Congress Avenue; thence Southerly and Westerly along the arc of said curve, having a radius of 1969.86 feet, a center angle of 13 degrees 51 minutes 51 seconds, an arc distance of 476.66 feet to the point of tangency; thence South 47 degrees 33 minutes 13 seconds West, a distance of
97.55 feet to the POINT OF BEGINNING; thence South 42 degrees 26 minutes 47 seconds East, a distance of 360.00 feet; thence South 47 degrees 33 minutes 13 seconds West, a distance of 349.74 feet to the point on the arc of the circular curve whose radius point bears South 58 degrees 59 minutes 49 seconds West; thence Northerly and Westerly along the arc of said curve having a radius of
993.00 feet, a central angle of 11 degrees 26 minutes 35 seconds, an arc distance of 198.32 feet to the point of tangency; thence North 42 degrees 26 minutes 47 seconds West, a distance of 98.00 feet; thence North 42 degrees 25 minutes 47 seconds West, a distance of 65.00 feet; thence North 47 degrees 33 minutes 13 seconds East, a distance of 275.00 feet to the POINT OF BEGINNING.

The foregoing property also being the parcel marked "Not a Part of This Plot" on the plot of "Boca Commerce Center Phase I", as recorded in Plot Book 46, Page 44 of the Public Records of Palm Beach County, Florida.

The foregoing property also known as Tract "A", 7800 Congress Avenue Plat, as recorded in Plat Book 85, Pages 181 and 182 of the Public Records of Palm Beach County, Florida.

Said lands situate, lying and being in Palm Beach County, Florida.

CONTAINING 116,518 SQUARE FEET/2.6749 ACRES, MORE OR LESS.

                                   EXHIBIT C

                      [BOCA COMMERCE CENTER PHASE I PLAN]

                                    EXHIBIT D

                         BUILDING RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered, nor shall they be used for any purpose other than ingress or egress to and from the Premises, the Building Common Areas, or the Building Site Common Areas. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Building without the Landlord's prior written consent. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord. The Building Standard Interior Window Treatment is an Ivory PVC vertical blind.

     3. No sign, interior window treatment, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises or Building without the Landlord's prior written consent. In the event of the violation of the foregoing, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule.

     4. The skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant.

     5. Lamps, other lighting, appliances, equipment fixtures and machinery in premises demised to tenants which use electrical energy or water shall be disconnected or switched off other than during hours (i) the Building is required to be open, and (ii) the tenant is open for business, except if and to the extent necessary to prevent food spoilage or other health hazard, except clocks, and except for items approved in writing as necessary for Tenant's business.

     6. The toilets, urinals and other plumbing fixtures in the Building Common Areas or in tenant spaces shall not be used for any purposes other than those for which they were constructed, and no sweeping, rubbish, rags, or other substances shall be thrown into them. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, or licensees, shall have caused the same. Waste and excessive or unusual use of water is prohibited.

     7. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. Any breakage, stoppage or damage resulting from a violation of this Rule by Tenant shall be borne by the Tenant.

     8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by Tenant on the Premises. Tenant shall not cause, suffer or permit any unusual or objectionable odors or any nuisance to be produced upon or permeate from the Premises.

     9. No portion of the Premises shall be used for manufacturing, storage or retail sale of tangible personal property of any kind.

     10. Tenant shall not make, or permit to be made, any unusual or disturbing noises, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the elevator shafts or along or across the hallways, lobby or other Building Common Areas.

     11. Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance, or any matter forbidden or regulated by any insurance company at risk with respect to all or any part of the Building or the Building Site.

     12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanisms thereof. Each Tenant must, upon the termination of its Lease, return to Landlord all keys, either furnished by Landlord to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, the Tenant shall pay to Landlord the cost thereof. Neither Tenant, nor its agents or employees, shall make any duplicate keys.

     13. All furniture, building supplies and materials, safes and other heavy property, equipment, machinery and other freight must be moved into, within and out of the Building under the Landlord's supervision and according to such regulations as may be posted in the office of the Building, but Landlord will not be responsible for loss of or damage to such freight from any cause.

     14. When electric wiring of any kind is introduced, it must be connected as directed by the Landlord and no boring or cutting for wires will be allowed except with Landlord's consent, not to be unreasonably withheld. The location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be prescribed by the Landlord. No apparatus of any kind shall be connected with the electric wiring without the prior written consent of Landlord. The Tenant shall not use or connection with the electric wires any more lights than are provided for in each room, or any electric lamp of higher candlepower than provided, or any fan, motor or other apparatus without Landlord's prior written consent. Tenant shall not connect with the water pipes any apparatus using water, without the prior written consent of Landlord, not to be unreasonably withheld.

     15. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     16. Tenant shall not employ any person or persons other than the Landlord's janitor for the purpose of additional cleaning in the Premises without the prior written consent of Landlord. Janitors' service normally furnished will not include cleaning of carpets, rugs or plumbing fixtures in the Premises.

     17. The Premises shall not be used for lodging or sleeping or for any illegal purpose.

     18. The requirements of Tenants will be attended to only upon application at the office of the Building Manager. Employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

     19. Canvassing, soliciting and peddling in the Building or on the Building Site is prohibited and Tenant shall cooperate to prevent same.

     21. Landlord reserves the right to make such other and further Rules and Regulations as in its judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in, the Building and the Building Site so long as such amendments hereto are uniformly enforced, do not derogate from Tenant's rights hereunder or impose any additional monetary obligations.

     22. Normal Business Hours shall be 7:00 A.M. to 7:00 P.M., Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturdays, excluding Business Holidays. Tenant may request off-hours heating and air conditioning service by contacting the Building Manager's office between 9:00 A.M. and 4:00 P.M., Monday through Friday. Tenant shall be responsible for the entire actual cost of such additional service plus a monthly charge of twenty-five dollars ($25.00) administration fee including electricity demand charge, use charge and applicable taxes. Business Holidays shall include New Years Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving and Christmas.

     23. Reference to Landlord herein shall at Landlord's discretion refer to the then Building Manager, if any.

     24. The only materials in halls or in elevators will be in transit and the halls and elevators will be clean at all times.

     25. Tenant acknowledges that the Building is a smoke free environment and Tenant shall, at all times, assure that its employees and/or agents smoke exclusively in the smoking areas located outside the building designated by the Landlord.

     26. The temperature of the air conditioning shall be an average of 74 degrees in the fall, spring and summertime and an average of 68 degrees in the winter.

                                    EXHIBIT E

                            JANITORIAL SPECIFICATIONS

AREAS TO BE SERVICED:

     A.   All offices, meeting rooms, restrooms, etc. in premises.
     B.   All public areas.

FREQUENCY OF SERVICE
Full service five times each week Monday through Friday unless otherwise specified and with the exception of legal holidays;

     A.   Floors:
          1. Floors swept and/or dust mopped with dust control treated mops or other effective tools, and left clean and free of dust.
          2.   Carpets vacuumed.
          3.   Hard surface flooring damp mopped.

     B.   Restrooms:
          1.   Floors detergent sanitized, mopped and rinsed.
          2.   Fixtures thoroughly cleaned and sanitized.
          3.   Mirror cleaned.
          4.   Fittings and supply pipes kept clean and polished.
          5.   Sanitary napkin receptacles cleaned and sanitized.
          6.   Stall partitions and tile walls kept clean and free of graffiti.
          7. Waste receptacles emptied with resulting debris placed in designated areas.
          8.   Towels and tissue dispensers refilled from your stock.
          9.   Hand soap dispensers refilled from your stock.
          10.  Sanitary napkin machines refilled from your stock.

     C.   Receptacles:
          1. Waste receptacles emptied, thoroughly washed as needed and resulting debris placed in designated areas.
          2.   Desk ashtrays emptied and damp wiped clean.
          3.   Plastic liners replaced as needed from your stock.

     D.   Dusting:
          1. Desks, file cabinets, bookcases, chairs, tables and other furniture to be dusted with dust control treated cloths and spot cleaned as necessary. Windowsills, low edges, molding, picture frames, etc., dusted with dust control treated cloths.

     E.   Glass:
          1.   Glass door entrance cleaned.
          2.   Glass desk tops cleaned and dry polished.
          3.   Partition glass spot cleaned.
          4.   Spot clean mirrors with each visit.

     F.   Miscellaneous:
          1.   Drinking fountains cleaned and sanitized.
          2. Decorative and reception areas to receive special attention in keeping with special furnishings such as chrome and mirrors.
          3.   Use of minimum light while work is in progress.
          4.   Turn off lights when nightly cleaning is completed.
          5.   Properly secure building upon departure.
          6.   Clean air conditioning vents and grills four times per year.

     G.   Periodic Service Monthly:
          1. Woodwork and walls; handprints removed from around all wall switches, doorknobs and door jambs.
          2.   Baseboards dusted.
          3.   Venetian blinds dusted.

                                   SCHEDULE 1

             ACKNOWLEDGEMENT OF BASIC TERMS AND PROVISIONS OF LEASES

TENANT: Unisphere Solutions, Inc.

TENANT TRADE NAME: N/A

GUARANTOR: N/A

SUITE NO(s): 100 SUITE SIZE: 17,883 rentable square feet / 15,483 usable square feet

LEASE TERM: Five Years

COMMENCEMENT DATE: Upon issuance of a Certificate of Occupancy and Substantial Completion.

EXPIRATION DATE: Five (5) years from Commencement Date

BASE RENT COMMENCEMENT DATE: Upon Commencement

ADDITIONAL RENT COMMENCEMENT DATE: Upon commencement

PREPAID RENT: $73,117.12

SECURITY DEPOSIT: $35,000.00

RENTAL INCREASE: 5% per annum

ESTIMATED ADDITIONAL RENT: $9,314.06 per month

     The foregoing terms and conditions are hereby acknowledged and accepted by Tenant and Landlord as a true and correct summary of that certain Lease between Tenant and Landlord dated_______, 2000 (the "Lease") for space in 7800 Congress Avenue at Boca Commerce Center. In the event of any inconsistency between this
Schedule 1 and the Lease, the Lease shall govern.

     TENANT: Unisphere Solutions, Inc.,
             a Delaware corporation

     By: /s/ Thomas M. Burkardt          Date: 5-9-00
         ----------------------                ----------------
     Its: COO
          ---------------------

     LANDLORD: 7800 CONGRESS, L.C.,
     a Florida limited liability company


     By:__________________               Date:_________________
        Sean M. Leder, Managing Member

                                   SCHEDULE 2

                               OPERATING EXPENSES

BUILDING AND COMMON AREA MAINTENANCE & REPAIR COSTS

Interior Plant Maintenance
Parking Lot - Sweeping
Contract Cleaning
Custodial Supplies
Elevator Service Contract
Sprinkler Repairs
Exterminating
Landscaping
Landscape Replacement
Miscellaneous Maintenance
Painting - Public
HVAC Service Contract

SALARIES & RELATED TAXES AND EXPENSES

Salaries, benefits and all related payroll taxes, including workman's compensation and Unemployment tax, of security, janitorial and management staff only.

UTILITIES

Utilities - Electric
Utilities - Water & Sewer
Utilities - Fire Protection
Utilities - Refuse Removal

ADMINISTRATION & PROMOTION

Management Fees
Security Patrol
Telephone
Postage
HVAC and Fire Alarm Monitoring

INSURANCE

Insurance

OTHER REIMBURSABLE EXPENSES

Real Estate Taxes and Assessments
Sales and Use Taxes on any of the Operating Expenses
Common area maintenance charges for the Building Site
Association Dues and Fees

                                  SCHEDULE 2-A

                          EXCLUDABLE OPERATING EXPENSES

Expenses excluded from the Operating Expenses are:

     (1)  depreciation and amortization;
     (2) expenses incurred by Landlord to prepare, renovate, repaint, redecorate or perform any other work in any space leased to an existing tenant or prospective tenant of the Building;
     (3) expenses incurred by Landlord for repairs or other work occasioned by fire, windstorm, or other insurable casualty or condemnation;
     (4) expenses incurred by Landlord to lease space to new tenants or to retain existing tenants including leasing commissions, advertising and promotional expenditures;
     (5) expenses incurred by Landlord to resolve disputes, enforce or negotiate lease terms with prospective or existing tenants or in connection with any financing, sale or syndication of the Building;
     (6) interest, principal, points and fees, amortization or other costs associated with any debt and rent payable under any lease to which this Lease is subject and all costs and expenses associated with any such debt or lease and any ground lease rent, irrespective of whether this Lease is subject or subordinate thereto:
     (7) expenses incurred for the repair, maintenance or operation of any parking garage, including but not limited to salaries and benefits of any attendants, electricity, insurance and taxes;
     (8) cost of alterations, capital improvements, equipment replacement and other items which under generally accepted accounting principles are properly classified as capital expenditures.
     (9)  expenses for the replacement of any item covered under warranty;
     (10) cost to correct any penalty or fine incurred by Landlord due to Landlord's violation of any federal, state or local law or regulation and any interest or penalties due for late payment by Landlord of any of the Building Operating Expenses;
     (11) costs of repair necessitated by Landlord's negligence or willful misconduct, or of correcting any latent defects or original design defects in the Building construction, materials or equipment;
     (12) expenses for any item or service which Tenant pays directly to a third party or separately reimburses Landlord and expenses incurred by Landlord to the extent the same are reimbursable or reimbursed from any other tenants, occupants of the property, or third parties;
     (13) expenses for any item or service not provided to Tenant but exclusively to certain other tenants in the Building;
     (14) a property management fee for the Building in excess of the lesser of
          (i) the current management contract obligation, which management fee is currently four (4) percent or (ii) six percent (6%) of the gross rents of the Building (exclusive of capital expenditures, mark-ups, separate reimbursements by tenants and ancillary income from other services [e.g., income from antennae or satellite dishes, paid parking, security deposits and interest thereon, etc.]) applicable to the Building for the relevant calendar year;
     (15) salaries of (i) employees above the grade of building superintendent or building manager, and (ii) employees whose time is not spent directly in the operation of the Property;
     (16) Landlord's general corporate overhead and administrative expenses;
     (17) business interruption insurance or rental value insurance;
     (18) expenses incurred by Landlord in order to comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of federal, state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Building, including without limitation the Americans with Disabilities Act of 1990 (as amended), the Federal Occupational Safety and Health Act of 1970 (as amended) and any of said laws, rules and regulations relating to environmental, health or safety matters.
     (19) reserves;
     (20) fees paid to affiliates of Landlord to the extent that such fees exceed the customary amount charged for the service provided;
     (21) the operating expenses incurred by Landlord relative to retail stores, hotels or any specialty service in the Building or on the Property;
     (22) other items not customarily included as operating expenses for similar buildings; and
     (23) New building artwork
     (24) All special assessments under the Declaration except for those imposed by Laws enacted after the date hereof.

     THIS ADDENDUM ("Addendum") is to be incorporated in and made a part of that certain Lease dated _________, 2000 (the "Lease") by and between 7800 Congress, L.C. ("Landlord") and Unisphere Solutions, Inc., a Delaware corporation ("Tenant"), regarding the leasing of the below identified premises in the 7800 Congress Centre Office Building located at 7800 Congress Avenue, Boca Raton, Florida, and Landlord and Tenant further agree as follows:

     1. DEFINED TERMS. All terms and definitions defined and set forth in the Lease or in any exhibits or addenda attached thereto shall be applicable to those terms and provisions as used herein, unless the context herein specifically requires otherwise.

     2. PREMISES. The Premises shall consist of the below-indicated suite(s) (collectively where more than one is designated), comprising the respective number of rentable square feet. Prior to the Commencement Date, Tenant shall have a one time right to have its Architect re-measure the premises:

          Suite Designation                         Rentable Square Feet
                100                                 17,883
                                                    Usable Square Feet
                                                    15,483

     3. EXPIRATION DATE OF LEASE TERM. The Expiration Date shall be the date which is sixty (60) months following the Commencement Date.

     4. BASE RENT. Base Rent shall first accrue and become due and payable on the Commencement Date and then on the first day of each subsequent month. The Base Rent shall equal TWO HUNDRED SEVENTY-TWO THOUSAND, SEVEN HUNDRED FIFTEEN AND 75/100 DOLLARS ($272,715.75) annually for the first lease year, plus all applicable sales tax, payable in monthly installments of Twenty-two Thousand, Seven Hundred Twenty-Six and 31/100 Dollars ($22,726.31) per month, plus all applicable sales tax. The current Florida sales tax is 6%. Thereafter, the Base Rent shall be increased by 5% on each anniversary of the Commencement Date. The Base Rent for the first lease year is $15.25 per rentable square foot.

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Year         *Start         *Expires        Yearly Base Rent    Monthly Base   *Monthly CAM  *Sales Tax     Total
                                                                Rent
-----------------------------------------------------------------------------------------------------------------------
1            07/01/00       06/30/00        272,715.75          22,726.31      9,314.06      1,922.42       33,962.80
-----------------------------------------------------------------------------------------------------------------------
2            07/01/01       06/30/02        286,351.54          23,862.63      9,314.06      1,990.60       35,167.29
-----------------------------------------------------------------------------------------------------------------------
3            07/01/02       06/30/03        300,669.11          25,055.76      9,314.06      2,062.19       36,432.01
-----------------------------------------------------------------------------------------------------------------------
4            07/01/03       06/30/04        315,702.57          26,308.55      9,314.06      2,137.36       37,759.97
-----------------------------------------------------------------------------------------------------------------------
5            07/01/04       06/30/05        331,487.70          27,623.97      9314.06*      2,216.28*      39,154.32
-----------------------------------------------------------------------------------------------------------------------

*The CAM and Sales Tax amounts are subject to change based on that particular years CAM Budget and Florida State Sales Tax. Amounts are only shown for purposes of the calculations of first and last months rent. The Start Date and Expiration are subject to change based on the Commencement Date of this Lease. *The Start and Expire Dates are subject to change to the extent the Actual Commencement Date is not July 1, 2000

     5. ADDITIONAL RENT. Additional Rent shall first accrue and become due and payable on the Commencement Date. For the first lease year the Additional Rent shall be Nine Thousand Three Hundred Fourteen and 6/100 Dollars ($9,314.06) per month, based upon 6.25 per square foot, plus all applicable sales tax. Current Florida sales tax is 6%. Thereafter, the Additional Rent shall be calculated as provided for in Section 5 of the Lease.

     6. PREPAID RENT. At the execution of this Lease, Landlord has received as prepaid rent $73,117.12 representing first and last month's base rent and additional rent plus Florida sales tax.

     7. SECURITY DEPOSIT. At the execution of this Lease, Tenant shall pay to Landlord as a security deposit thirty five thousand dollars and 00/100 ($35,000.00) less the amount in paragraph 8, to be held by Landlord as security for Tenant's satisfactory performance of the terms, covenants and conditions of this lease including the payment of Base Rent and Additional Rent.

     8. NON-REFUNDABLE DEPOSIT. The amount of Fifty Thousand Dollars ($50,000.00) which was a non-refundable deposit paid by Tenant to Landlord as an option to lease the Premises, and the amount of Twenty-Five Thousand Seven Hundred Ninety-Four and 45/100 Dollars ($25,794.45) paid by Tenant for Plans and Specifications, and the amount of Two Thousand Seven Hundred Seventy-Five and 00/100 Dollars ($2,775.00) paid by Tenant for Tenant's space plan, shall be applied first to the Prepaid Rent, then to the Security Deposit and then the balance to Tenant's first month's Base Rent.

     9. TENANT'S PROPORTIONATE SHARE. Tenant's Proportionate Share shall be forty-three and 9/100 percent (43.9%).

     10. TENANT IMPROVEMENTS. Except as otherwise specifically provided for in the Lease, Landlord shall not be responsible for the completion or payment of any improvements to the Premises beyond those completed by Landlord prior to the date hereof, except for those, if any, as expressly set forth and sufficiently described in Schedule 3 to the Lease. Tenant hereby acknowledges and agrees that, with the exception of such items set forth in Schedule 3 to the Lease, if any, Tenant is leasing and taking possession of the Premises "as is."

     11. SIGNAGE: In addition to signage provided by Landlord in accordance with Section 15 of the Lease, Landlord shall provide, at it sole cost and expense, (a) a directory sign and Tenant's name plate in the lobby reflecting Unisphere Solutions, Inc. as a tenant and (b) building standard signage outside of the Tenant's space.

     12. SATELLITE DISH: Tenant or at Tenant's election, Landlord, may erect, install and maintain a satellite dish on top of the building subject to the following conditions: (i) Tenant shall provide, install and maintain such dish at its sole cost and expense; (ii) Tenant shall submit to Landlord for its review and approval (which approval shall not be unreasonably withheld or delayed) plans and specifications for such dish in a good and workmanlike manner and in accordance with the reasonable direction of Landlord relative thereto;
(iii) Tenant shall obtain all the necessary permits and approvals which may be required from all lawful authorities (including those responsible for overseeing historical structures) to erect and install such dish. Tenant may continue to keep and maintain said dish on the Building throughout the term of this Lease and any renewals or extension thereof. Upon termination or expiration of this Lease or of Tenant's right to possession of the Premises Tenant shall, at Tenant's sole expense, remove such satellite dish and restore and repair all parts of the Building affected by the installation or removal of said satellite dish to the condition existing prior to its installation. Landlord further covenants to exercise best efforts and fully cooperate, at

Tenant's sole cost and expense, to secure the permits which may be required for the dish, including any licenses from the FCC, if required.

     13. PARKING. Throughout the Term of this Lease, Tenant shall be entitled to 4.2 parking spaces per rentable square feet of Premises; if Landlord builds at any time throughout the Term of this Lease, any additional parking, covered or otherwise, Tenant shall be entitled to its Proportionate Share of such additional parking spaces.

     14. COUNTERPARTS. The Lease and this Addendum may be executed in counterparts and in either case, if so executed, such counterparts, when taken together, shall constitute and be deemed an original.

     15. INCONSISTENCIES. The event of any conflict or inconsistency between the terms and provisions of this Addendum and those of the Lease or any previous amendments to the Lease, the terms, conditions and covenants set forth in this Addendum shall prevail and govern. All other terms and provisions of the Lease not specifically amended or altered hereby shall continue in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Lease as of the 9th day of May, 2000.

Signed, sealed and delivered                   LANDLORD:
in the presence of:                            7800 Congress, L.C., a Florida
                                               limited liability company
______________________________
                                               By:____________________________
______________________________                    Sean M. Leder
                                                  Its Managing Member


Signed, sealed and delivered                   TENANT:
in the presence of:                            Unisphere Solutions, Inc., a
                                               Delaware corporation
 /s/ Suzanne M. Zabitchuck
 /s/ Beth Fulgoni                              By: /s/ Thomas M. Burkardt
-------------------------------                -------------------------------
Assistant                                      Its: COO
-------------------------------                     --------------------------

                                    EXHIBIT F
                                TERM CERTIFICATE

     TO LEASE AGREEMENT ("LEASE") DATED THE ________ DAY OF ________, 2000 BETWEEN 7800 Congress, L.C., a Florida Limited Liability Company ("LANDLORD") and Unisphere Solutions, Inc., a Delaware corporation ("TENANT").

     Pursuant to the provisions of Section 3 of the above Lease, Landlord and Tenant, intending to be legally bound hereby, agree that the Commencement Date of the Lease was the _____ day of _______, 2000, and that the term of said Lease shall end at 11:59 E.D.T. on the _____ day of _______, 200_, unless sooner terminated or extended as therein provided.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Exhibit F to said Lease as of this ___ day of ___, 2000.

Signed in the presence of:                   LANDLORD:
                                             7800 Congress, L.C., a Florida
                                             limited liability company


______________________________                    By:___________________________
______________________________                 Sean M. Leder
                                                     Its Managing Member


Signed in the presence of:                   TENANT:
                                             Unisphere Solutions, Inc., a
                                             Delaware corporation

___________________________                  By:____________________________

___________________________                       Its:_________________________
Witness:


                                                  ___________     __________
                                                  Landlord        Tenant


                                      -44-